UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 22, 2019

ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact name of Registrant as specified in its Charter)

Oklahoma
(State or other Jurisdiction of Incorporation)

1-10799	73-1351610
(Commission file Number)	(IRS Employer Identification No.)

1221 E. Houston, Broken Arrow Oklahoma	74012
(Address of Principal Executive Offices)	(Zip Code)

(918) 251-9121
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General InstructionA.2. below):

□	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Employment Agreement with Scott Francis

In April of 2019, the Company entered into an employment agreement with Scott Francis providing for his employment as Chief Accounting Officer (the “Employment Agreement”).

The term of the Employment Agreement commenced as of April 1, 2019, and continues until terminated in accordance with its terms.  Pursuant to the Employment Agreement, Mr. Francis will earn an annual base salary of $180,000 (the “Base Salary”), and will be eligible for increases in the Base Salary as determined by the Company’s Board and its Compensation Committee.  The Employment Agreement also provides that Mr. Francis shall be eligible to receive an annual bonus with a target level of 50% of his base salary based on meeting certain performance metrics and stock performance as determined by the Board of Directors.  In addition to participating in all employee benefit programs of the Company, Mr. Francis is entitled to a monthly allowance of $1,000 for gas expense and mileage.

If Mr. Francis’s employment is terminated without cause or due to the Company terminating his employment subsequent to a change in control of the Company, the Employment Agreement provides that he, subject to executing a release, will receive an amount equal to six months of his Base Salary, payable in a lump sum within 30 days of termination in connection with a change in control or in monthly installments over a six month period in connection with a termination without cause.

Employment Agreement with Colby Empey

In April of 2019, the Company entered into an employment agreement with Colby Empey providing for his employment as President of the Wireless Services Division (the “Employment Agreement”).

The term of the Employment Agreement commenced as of April 1, 2019, and continues until terminated in accordance with its terms.  Pursuant to the Employment Agreement, Mr. Empey will earn an annual base salary of $220,000 (the “Base Salary”), and will be eligible for increases in the Base Salary as determined by the Company’s Board and its Compensation Committee.  The Employment Agreement also provides that Mr. Empey shall be eligible to receive an annual bonus with a target level of 50% of his base salary based on meeting certain performance metrics and stock performance as determined by the Board of Directors.  In addition to participating in all employee benefit programs of the Company, Mr. Empey is entitled to a monthly allowance of $1,000 for gas expense and mileage.

If Mr. Empey’s employment is terminated without cause or due to the Company terminating his employment subsequent to a change in control of the Company, the Employment Agreement provides that he, subject to executing a release, will receive an amount equal to six months of his Base Salary, payable in a lump sum within 30 days of termination in connection with a change in control or in monthly installments over a six month period in connection with a termination without cause.

Mr. Empey was also granted an option to purchase 75,000 shares of the Company’s common stock, vesting in equal increments over three years, under the Company’s 2015 Incentive Stock Plan, plus an option for an additional 25,000 shares of common stock if the shareholders of the Company vote at the next annual meeting to increase the number of shares of common stock available under the plan.  Subject to certain termination provisions discussed below, the option is exercisable at any time until March 31, 2029 (the “Expiration Date”) at an exercise price equal to $1.31 per share.  The option terminates when Mr. Empey ceases to be an employee of the Company except that it continues for one year after his death.

Employment Agreement with Kevin Brown

In April of 2019, the Company entered into an employment agreement with Kevin Brown providing for his employment as Chief Financial Officer (the “Employment Agreement”).

The term of the Employment Agreement commenced as of April 1, 2019 and continues until terminated in accordance with its terms.  Pursuant to the Employment Agreement, Mr. Brown will earn an annual base salary of $220,000 (the “Base Salary”), and will be eligible for increases in the Base Salary as determined by the Company’s Board and its Compensation Committee.  The Employment Agreement also provides that Mr. Brown shall be eligible to receive an annual bonus with a target level of 50% of his base salary based on meeting certain performance metrics and stock performance as determined by the Board of Directors.  In addition to participating in all employee benefit programs of the Company, Mr. Brown is entitled to a monthly allowance of $1,000 for gas expense and mileage.

If Mr. Brown’s employment is terminated without cause or due to the Company terminating his employment subsequent to a change in control of the Company, the Employment Agreement provides that he, subject to executing a release, will receive an amount equal to six months of his Base Salary, payable in a lump sum within 30 days of termination in connection with a change in control or in monthly installments over a six month period in connection with a termination without cause.

Mr. Brown was also granted an option to purchase 75,000 shares of the Company’s common stock, vesting in equal increments over three years, under the Company’s 2015 Incentive Stock Plan, plus an option for an additional 25,000 shares of common stock if the shareholders of the Company vote at the next annual meeting to increase the number of shares of common stock available under the plan.  Subject to certain termination provisions discussed below, the option is exercisable at any time until March 31, 2029 (the “Expiration Date”) at an exercise price equal to $1.31 per share.  The option terminates when Mr. Brown ceases to be an employee of the Company except that it continues for one year after his death.

Employment Agreement with Don Kinison

In April of 2019, the Company entered into an employment agreement with Don Kinison providing for his employment as President of the Telecommunications Division (the “Employment Agreement”).

The term of the Employment Agreement commenced as of April 1, 2019 and continues until terminated in accordance with its terms.  Pursuant to the Employment Agreement, Mr. Kinison will earn an annual base salary of $220,000 (the “Base Salary”), and will be eligible for increases in the Base Salary as determined by the Company’s Board and its Compensation Committee.  The Employment Agreement also provides that Mr. Kinison shall be eligible to receive an annual bonus with a target level of 50% of his base salary based on meeting certain performance metrics and stock performance as determined by the Board of Directors.  In addition to participating in all employee benefit programs of the Company, Mr. Kinison is entitled to a monthly allowance of $1,000 for gas expense and mileage.

If Mr. Kinison’s employment is terminated without cause or due to the Company terminating his employment subsequent to a change in control of the Company, the Employment Agreement provides that he, subject to executing a release, will receive an amount equal to six months of his Base Salary, payable in a lump sum within 30 days of termination in connection with a change in control or in monthly installments over a six month period in connection with a termination without cause.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information included or incorporated by reference in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this item 5.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDVANTAGE TECHNOLOGIES GROUP, INC.

Date: May 6, 2019

By: /s/ Scott Francis
Scott Francis
Vice-President & Chief Accounting Officer